UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period:	September 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEAX

Putnam Global Energy Fund

Semiannual report 2|29|16

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

Putnam
Global Energy
Fund

Semiannual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The energy industries may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events, and economic conditions. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

About the fund

Pursuing growth opportunities in energy companies worldwide

The global energy market is a dynamic sector, shaped by the ever-changing balance of geopolitical stability, technological development, and economic growth.

Under normal circumstances, Putnam Global Energy Fund invests at least 80% of its net assets in securities of companies in the energy industries. The fund's portfolio manager looks for companies around the world that can profit from the global demand for energy.

The fund's portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies, oil-refining companies, and businesses that store and transport oil and gas.

While the fund's manager focuses primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

To help temper volatility, the fund's manager seeks to diversify the portfolio — geographically and by industry — and to invest with a long-term view, looking for stocks that can help investors build wealth over time. The manager's disciplined investment process includes analyzing each stock's valuation as well as the company's financial strength, competitive positioning, earnings, and cash flow. He conducts his intensive fundamental research with support from analysts in Putnam's Global Equity Research group.

Developments and events that have affected the energy sector

1980

Average U.S. gas price (8/80) is $1.26/gallon

1985

Saudis raise oil production from 2 million to 5 million barrels per day

1990

Iraq invades Kuwait, triggering a jump in oil prices

2008

Oil hits record high of $147 per barrel

2010

Deepwater Horizon oil spill is worst in U.S. history

2014

Oil prices plunge by 50% as global demand decreases and North American output soars

The fund's 2008 inception post-dates many of these developments.

2 Global Energy Fund

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

Global Energy Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Energy Fund

Interview with your fund’s portfolio manager

How would you describe the global economic backdrop for the six-month reporting period ended February 29, 2016?

The global macroeconomic environment was exceptionally difficult to navigate. Fears about China’s slowing economy and its impact on global markets weighed heavily on investor sentiment. Uncertainty about China eventually rippled throughout the globe, and this had a particularly negative effect on emerging-market economies. Economic indicators in Europe remained lackluster, while a handful of leading economic indicators in the United States were negative. Combined, all of these factors led investors to grow concerned that the global economy was heading toward recession.

What were the key trends affecting the energy sector?

Energy markets were under significant pressure from a variety of headwinds during the period, which saw crude oil prices reach a 13-year low in February 2016. Concerns about a global recession, weakening demand for natural resources from emerging markets, high levels of global oil inventories, the end of Iranian oil sanctions, the strong U.S. dollar, and an unusually warm winter in the United States and Europe all contributed to oil price weakness. Warm weather and the associated high storage levels also drove U.S. natural gas prices to multiyear lows. In addition, the Organization of Petroleum Exporting Countries’ [OPEC’s] decision not to cut

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/16. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Global Energy Fund	5

production in an oversupplied world pushed oil prices lower throughout the period.

Against this challenging backdrop, many companies in the North American energy sector have sharply curtailed their activities. As of period-end, the U.S. oil rig count stood at a 40-year low and global oil and gas capital expenditures were on track to be down about 50% in 2016 compared with 2014 levels. However, we believe this slowdown is sowing the seeds for an oil price recovery, which we think could gain momentum later in 2016 or early 2017 as supply and demand become more balanced.

Putnam Global Energy Fund underperformed its benchmark by a wide margin for the period. What led to this result?

The fund underperformed its benchmark largely because of how we positioned the portfolio to benefit from a higher oil price than what we saw during the reporting period. In this context of steeply declining oil prices, our stock selection caused the portfolio to fall by 27.92% versus the 11.10% decline of the fund’s benchmark, the MSCI World Energy Index [ND].

What stocks or strategies detracted most from the fund’s performance relative to the benchmark during the period?

The top detractor was an out-of-benchmark holding in Genel Energy, a U.K.-based oil producer operating in Iraq’s Kurdistan region. In addition to the impact of low oil prices, Genel’s stock performance was hurt by uncertainty over payments from the Kurdistan government as well as the broader geopolitical instability in Iraq. We believed that these risks for Genel were outweighed by its access to some of the world’s lowest-cost oil resources. However, rapidly declining production from Genel’s core oil fields called into question the quality of the company’s

Allocations are shown as a percentage of the fund’s net assets as of 2/29/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Energy Fund

assets. We no longer hold Genel’s stock in the portfolio.

Also dampening relative returns was our decision to avoid holding shares of ExxonMobil, one of the world’s largest integrated oil and gas companies. ExxonMobil stock outperformed the broader energy sector during the period, driven by investors’ preference for assets perceived as less risky. While we recognized that ExxonMobil was comparatively well positioned to sustain a period of low commodity prices, we focused on our belief that the stock’s elevated valuation appeared to leave little room for it to benefit from an increase in commodity prices. By period-end, we maintained our conviction in this perspective on the stock and continued to avoid it.

The third-largest detractor was our position in MarkWest Energy Partners, a Denver-based natural gas producer and pipeline operator. In July, MPLX, a partnership controlled by independent oil refiner and marketer Marathon Petroleum, announced that it would acquire MarkWest in a deal valued at $15.8 billion.

At the time of the announcement, the deal offered a 32% premium to MarkWest’s share price. However, the price of MPLX fell by more than 50% after the announcement, largely due to the deal’s dilutive effect to MPLX shareholders, which caused shares of MarkWest to decline as well. We no longer hold MarkWest stock in the portfolio.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Energy Fund	7

What were some holdings or strategies that contributed positively to the fund’s relative performance during the period?

The three top contributors to performance on a relative basis were stocks that we either did not hold in the portfolio or chose to underweight versus the benchmark. The two underweights were Kinder Morgan and Royal Dutch Shell, while we avoided holding Williams Partners shares altogether during the period.

Williams Partners and Kinder Morgan are large natural gas pipeline operators in the United States. As pipeline operators, Williams and Kinder earn their revenue on the amount of natural gas they transport. Stocks of both companies performed poorly during the period as a result of increasing concerns over the ability of natural gas suppliers to meet the terms of their natural gas delivery contracts. In the case of Royal Dutch Shell, a large integrated energy company, we underweighted the stock because we believed lower oil prices would not support the company’s offshore oil exploration projects. The share price of Royal Dutch Shell declined during the period.

An overweight position in Pioneer Natural Resources, an exploration and production company and the largest oil producer in the Permian shale basin in West Texas, was a top contributor. Pioneer’s shares performed well during the period after its fourth-quarter earnings exceeded analysts’ expectations.

An out-of-benchmark holding in 8point3 Energy Partners, a California-based solar energy producer and limited partnership formed by First Solar and SunPower, also helped returns on a relative basis. 8point3’s shares performed well during the period after the company’s reported fourth-quarter earnings were in line with analysts’ expectations. We believe the company has good growth potential that is supported by its

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Energy Fund

strong balance sheet. We continue to hold shares of both Pioneer and 8point3 in the portfolio.

Did you make any shifts in strategy during the period?

We did not make any significant changes to our strategy because we maintained conviction in our thesis for the sector. Accordingly, the portfolio is still focused on those companies that we believe are well positioned for an energy sector rebound.

What is your outlook for the energy sector?

We expect global oil production to continue to decline, most significantly in North America, which we believe will lead to a rebalancing of the oil markets by late 2016 or early 2017. While the days of $100-plus per barrel of crude oil may be gone for some time, we do not believe that a $30 to $40 per-barrel price is sustainable.

I believe the next growth cycle in the energy sector will favor North American shale producers and service companies over producers of higher-cost and higher-risk projects, such as offshore deep-water drilling or the Canadian oil sands. I believe that North American shale producers are in a better position economically to carry out their projects in ways that larger producers cannot. For example, small shale-drilling campaigns can be undertaken for less than $100 million, while offshore projects can carry price tags that routinely run more than $10 billion. Given these differences, and because we expect to see an oil price recovery gain momentum later this year, we think North American shale-focused producers will begin taking market share on a global basis.

Thank you, Greg, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Greg Kelly has an A.B. from Georgetown University. He joined Putnam in 2012 and has been in the investment industry since 1999.

Global Energy Fund	9

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10	Global Energy Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	–23.34%	–27.75%	–27.36%	–27.36%	–27.36%	–27.36%	–26.03%	–28.62%	–24.58%	–21.91%
Annual average	–3.63	–4.42	–4.34	–4.34	–4.34	–4.34	–4.10	–4.58	–3.84	–3.38

5 years	–52.82	–55.53	–54.55	–55.33	–54.54	–54.54	–53.98	–55.59	–53.32	–52.20
Annual average	–13.95	–14.96	–14.59	–14.88	–14.59	–14.59	–14.38	–14.98	–14.13	–13.73

3 years	–47.92	–50.91	–49.07	–50.42	–49.04	–49.04	–48.67	–50.47	–48.22	–47.51
Annual average	–19.54	–21.11	–20.14	–20.86	–20.13	–20.13	–19.93	–20.88	–19.70	–19.33

1 year	–42.01	–45.35	–42.43	–45.31	–42.43	–43.01	–42.29	–44.31	–42.07	–41.81

6 months	–27.92	–32.06	–28.15	–31.74	–28.24	–28.95	–28.10	–30.62	–27.89	–27.84

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Energy Fund	11

Comparative index returns For periods ended 2/29/16

MSCI World Energy Index (ND)

Life of fund	12.25%
Annual average	1.62

5 years	–29.72
Annual average	–6.81

3 years	–25.31
Annual average	–9.27

1 year	–25.09

6 months	–11.10

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/29/16

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$8.31	$8.82	$8.10	$8.11	$8.22	$8.52	$8.21	$8.37

2/29/16	5.99	6.36	5.82	5.82	5.91	6.12	5.92	6.04

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	–16.43%	–21.24%	–20.99%	–20.99%	–20.87%	–20.87%	–19.52%	–22.33%	–17.95%	–14.93%
Annual average	–2.43	–3.22	–3.18	–3.18	–3.16	–3.16	–2.94	–3.41	–2.68	–2.20

5 years	–49.13	–52.06	–51.09	–51.93	–51.00	–51.00	–50.46	–52.19	–49.75	–48.51
Annual average	–12.65	–13.67	–13.33	–13.63	–13.30	–13.30	–13.10	–13.72	–12.86	–12.43

3 years	–43.78	–47.01	–45.12	–46.58	–45.04	–45.04	–44.67	–46.61	–44.23	–43.38
Annual average	–17.47	–19.08	–18.13	–18.86	–18.09	–18.09	–17.90	–18.87	–17.69	–17.27

1 year	–34.17	–37.96	–34.74	–38.01	–34.71	–35.36	–34.59	–36.88	–34.35	–34.07

6 months	–11.88	–16.94	–12.33	–16.71	–12.31	–13.19	–12.28	–15.35	–12.14	–11.91

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12	Global Energy Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/15*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Total annual operating expenses
for the fiscal year ended 8/31/15	1.66%	2.41%	2.41%	2.16%	1.91%	1.41%

Annualized expense ratio for the
six-month period ended 2/29/16	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.52	$8.72	$8.71	$7.65	$6.59	$4.45

Ending value (after expenses)	$720.80	$718.50	$717.60	$719.00	$721.10	$721.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Energy Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.47	$10.22	$10.22	$8.97	$7.72	$5.22

Ending value (after expenses)	$1,018.45	$1,014.72	$1,014.72	$1,015.96	$1,017.21	$1,019.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Global Energy Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Energy Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Energy Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Energy Fund	17

The fund’s portfolio 2/29/16 (Unaudited)

COMMON STOCKS (97.1%)*	Shares	Value

Diversified financial services (2.0%)
Silver Run Acquisition Corp. (Units) †	47,300	$489,082

		489,082
Energy equipment and services (16.2%)
Baker Hughes, Inc.	56,200	2,409,294

Frank’s International NV (Netherlands)	16,600	230,574

Halliburton Co.	31,600	1,020,048

Oceaneering International, Inc.	6,500	179,530

Weatherford International PLC †	9,774	62,554

		3,902,000
Gas utilities (1.1%)
China Resources Gas Group, Ltd. (China)	98,000	255,454

		255,454
Independent power and renewable electricity producers (2.8%)
8point3 Energy Partners LP	36,600	552,294

NRG Energy, Inc.	12,400	133,672

		685,966
Oil, gas, and consumable fuels (75.0%)
Anadarko Petroleum Corp.	6,400	242,880

Cabot Oil & Gas Corp.	23,200	467,016

California Resources Corp.	1,551	872

Cenovus Energy, Inc. (Canada)	26,600	303,772

Cenovus Energy, Inc. (Canada)	10,500	120,133

Cheniere Energy, Inc. †	27,500	983,125

Cimarex Energy Co.	4,000	336,120

Concho Resources, Inc. †	5,100	460,224

ConocoPhillips	26,500	896,495

Devon Energy Corp.	4,900	96,432

Diamondback Energy, Inc. †	5,551	395,509

ENI SpA (Italy)	50,177	701,846

EnVen Energy Corp. 144A F	30,000	255,000

EOG Resources, Inc.	25,200	1,631,448

Galp Energia SGPS SA (Portugal)	4,853	53,097

Gulfport Energy Corp. †	8,600	206,400

Kinder Morgan, Inc.	44,700	808,623

Lundin Petroleum AB (Sweden) †	6,530	101,681

Occidental Petroleum Corp.	16,500	1,135,530

Oil Search, Ltd. (Australia)	17,250	82,166

Pioneer Natural Resources Co.	18,300	2,205,697

Repsol YPF SA (Spain)	13,821	141,924

Royal Dutch Shell PLC Class A (United Kingdom)	83,555	1,901,600

Royal Dutch Shell PLC Class B (United Kingdom)	53,303	1,211,433

Scorpio Tankers, Inc.	42,300	263,106

Statoil ASA (Norway)	44,118	640,679

Suncor Energy, Inc. (Canada)	50,200	1,227,358

Total SA (France)	27,351	1,225,447

Tullow Oil PLC (United Kingdom) †	12,226	28,350

		18,123,963

Total common stocks (cost $26,490,985)		$23,456,465

18	Global Energy Fund

WARRANTS (0.0%)* †	Expiration	Strike
	date	price	Warrants	Value

EnVen Energy Corp. 144A F	11/6/20	$12.50	30,000	$3

EnVen Energy Corp. 144A F	11/6/20	15.00	30,000	3

Total warrants (cost $6)				$6

SHORT-TERM INVESTMENTS (1.8%)*			Shares	Value

Putnam Short Term Investment Fund 0.41% L			437,422	$437,422

Total short-term investments (cost $437,422)				$437,422

TOTAL INVESTMENTS

Total investments (cost $26,928,413)				$23,893,893

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $24,152,983.

† This security is non-income-producing.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $92,867 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	65.6%	China	1.1%

United Kingdom	13.1	Netherlands	1.0

Canada	6.9	Spain	0.6

France	5.1	Other	1.0

Italy	2.9	Total	100.0%

Norway	2.7

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Energy Fund	19

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $12,337,076) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Australian Dollar	Buy	4/20/16	$379,653	$381,096	$(1,443)

	British Pound	Buy	3/16/16	83,654	85,039	(1,385)

	Canadian Dollar	Sell	4/20/16	569,725	539,265	(30,460)

	Barclays Bank PLC
	Canadian Dollar	Buy	4/20/16	81,969	78,870	3,099

	Euro	Buy	3/16/16	1,324,430	1,297,308	27,122

	Japanese Yen	Sell	5/18/16	76,042	70,876	(5,166)

	Swiss Franc	Buy	3/16/16	77,867	75,905	1,962

	Credit Suisse International
	Australian Dollar	Buy	4/20/16	77,411	77,680	(269)

	Canadian Dollar	Sell	4/20/16	30,526	29,724	(802)

	Deutsche Bank AG
	Australian Dollar	Buy	4/20/16	92,937	93,287	(350)

	British Pound	Sell	3/16/16	798,397	863,410	65,013

	Euro	Buy	3/16/16	365,442	355,328	10,114

	Goldman Sachs International
	British Pound	Sell	3/16/16	625,383	677,661	52,278

	Euro	Sell	3/16/16	103,495	104,940	1,445

HSBC Bank USA, National Association
	British Pound	Sell	3/16/16	148,377	181,412	33,035

	Canadian Dollar	Buy	4/20/16	91,356	88,915	2,441

	Euro	Buy	3/16/16	14,474	15,158	(684)

	JPMorgan Chase Bank N.A.
	British Pound	Buy	3/16/16	1,587,888	1,648,470	(60,582)

	Canadian Dollar	Buy	4/20/16	215,310	212,197	3,113

	Euro	Sell	3/16/16	596,810	610,953	14,143

	Norwegian Krone	Sell	3/16/16	104,270	107,102	2,832

	Swedish Krona	Sell	3/16/16	58,335	58,601	266

	Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	4/20/16	359,663	350,154	9,509

	Norwegian Krone	Buy	3/16/16	86,656	84,732	1,924

	State Street Bank and Trust Co.
	British Pound	Buy	3/16/16	873,698	933,540	(59,842)

	Canadian Dollar	Buy	4/20/16	318,124	312,036	6,088

	Euro	Sell	3/16/16	1,123,317	1,124,926	1,609

	Japanese Yen	Buy	5/18/16	378,092	352,438	25,654

	Norwegian Krone	Sell	3/16/16	367,947	369,895	1,948

	UBS AG
	Australian Dollar	Sell	4/20/16	136,308	133,984	(2,324)

	British Pound	Sell	3/16/16	608,680	668,086	59,406

	WestPac Banking Corp.
	Canadian Dollar	Buy	4/20/16	363,654	354,088	9,566

	Total					$169,260

20	Global Energy Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Energy	$15,682,740	$6,343,223	$—

Financials	489,082	—	—

Utilities	685,966	255,454	—

Total common stocks	16,857,788	6,598,677	—

Warrants	$—	$6	$—

Short-term investments	437,422	—	—

Totals by level	$17,295,210	$6,598,683	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$169,260	$—

Totals by level	$—	$169,260	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Energy Fund	21

Statement of assets and liabilities 2/29/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $26,490,991)	$23,456,471
Affiliated issuers (identified cost $437,422) (Notes 1 and 5)	437,422

Cash	30

Foreign currency (cost $280,789) (Note 1)	280,789

Dividends, interest and other receivables	87,554

Receivable for shares of the fund sold	193,177

Receivable for investments sold	605,693

Receivable from Manager (Note 2)	18,566

Unrealized appreciation on forward currency contracts (Note 1)	332,567

Prepaid assets	46,138

Total assets	25,458,407

LIABILITIES

Payable for investments purchased	1,024,867

Payable for shares of the fund repurchased	43,590

Payable for custodian fees (Note 2)	5,553

Payable for investor servicing fees (Note 2)	5,980

Payable for Trustee compensation and expenses (Note 2)	3,330

Payable for administrative services (Note 2)	101

Payable for distribution fees (Note 2)	11,830

Unrealized depreciation on forward currency contracts (Note 1)	163,307

Other accrued expenses	46,866

Total liabilities	1,305,424

Net assets	$24,152,983

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$44,376,705

Undistributed net investment income (Note 1)	253,556

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(17,611,826)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,865,452)

Total — Representing net assets applicable to capital shares outstanding	$24,152,983

(Continued on next page)

22	Global Energy Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($11,874,154 divided by 1,981,100 shares)	$5.99

Offering price per class A share (100/94.25 of $5.99)*	$6.36

Net asset value and offering price per class B share ($2,532,098 divided by 434,940 shares)**	$5.82

Net asset value and offering price per class C share ($5,203,121 divided by 893,325 shares)**	$5.82

Net asset value and redemption price per class M share ($141,330 divided by 23,906 shares)	$5.91

Offering price per class M share (100/96.50 of $5.91)*	$6.12

Net asset value, offering price and redemption price per class R share
($1,226,641 divided by 207,304 shares)	$5.92

Net asset value, offering price and redemption price per class Y share
($3,175,639 divided by 525,528 shares)	$6.04

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Energy Fund	23

Statement of operations Six months ended 2/29/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $20,807)	$347,552

Interest (including interest income of $735 from investments in affiliated issuers) (Note 5)	742

Securities lending (Note 1)	363

Total investment income	348,657

EXPENSES

Compensation of Manager (Note 2)	81,639

Investor servicing fees (Note 2)	27,077

Custodian fees (Note 2)	7,744

Trustee compensation and expenses (Note 2)	915

Distribution fees (Note 2)	63,581

Administrative services (Note 2)	421

Auditing and tax fees	23,295

Blue sky expense	37,181

Other	12,609

Fees waived and reimbursed by Manager (Note 2)	(55,666)

Total expenses	198,796

Expense reduction (Note 2)	(2,427)

Net expenses	196,369

Net investment income	152,288

Net realized loss on investments (Notes 1 and 3)	(10,653,887)

Net realized loss on foreign currency transactions (Note 1)	(179,714)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	270,983

Net unrealized appreciation of investments and written options during the period	1,786,219

Net loss on investments	(8,776,399)

Net decrease in net assets resulting from operations	$(8,624,111)

The accompanying notes are an integral part of these financial statements.

24	Global Energy Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/16*	Year ended 8/31/15

Operations:
Net investment income	$152,288	$210,583

Net realized loss on investments
and foreign currency transactions	(10,833,601)	(6,858,072)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	2,057,202	(8,585,340)

Net decrease in net assets resulting from operations	(8,624,111)	(15,232,829)

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	—	(671,315)

Class B	—	(114,089)

Class C	—	(129,588)

Class M	—	(1,924)

Class R	—	(97,506)

Class Y	—	(105,145)

From return of capital
Class A	—	(749,959)

Class B	—	(127,455)

Class C	—	(144,770)

Class M	—	(2,150)

Class R	—	(108,928)

Class Y	—	(117,463)

From net realized long-term gain on investments
Class A	—	(57,562)

Class B	—	(9,783)

Class C	—	(11,112)

Class M	—	(165)

Class R	—	(8,361)

Class Y	—	(9,016)

Increase from capital share transactions (Note 4)	3,768,906	19,231,564

Total increase (decrease) in net assets	(4,855,205)	1,532,444

NET ASSETS

Beginning of period	29,008,188	27,475,744

End of period (including undistributed net investment
income of $253,556 and $101,268, respectively)	$24,152,983	$29,008,188

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Energy Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)

Class A
February 29, 2016**	$8.31	.05	(2.37)	(2.32)	—	—	—	—	—	$5.99	(27.92)*	$11,874	.64*	.68*	70*
August 31, 2015	16.59	.10	(7.03)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.31	(43.58)	15,626	1.27	.90	172
August 31, 2014	13.71	.10	2.88	2.98	(.10)	—	—	(.10)	—	16.59	21.82	16,769	1.31	.69	118
August 31, 2013	12.58	.11	1.11	1.22	(.09)	—	—	(.09)	—[e]	13.71	9.77	15,152	1.35	.81	79
August 31, 2012	13.10	.11	(.08)	.03	(.13)	(.42)	—	(.55)	—[e]	12.58	.28	12,227	1.41	.84	63
August 31, 2011	10.96	.08	2.67	2.75	(.16)	(.45)	—	(.61)	—[e]	13.10	24.94	12,276	1.40	.58	61

Class B
February 29, 2016**	$8.10	.02	(2.30)	(2.28)	—	—	—	—	—	$5.82	(28.15)*	$2,532	1.01*	.31*	70*
August 31, 2015	16.33	.02	(6.90)	(6.88)	—	(1.30)	(.05)	(1.35)	—	8.10	(44.01)	3,087	2.02	.17	172
August 31, 2014	13.51	(.01)	2.83	2.82	—	—	—	—	—	16.33	20.87	2,678	2.06	(.09)	118
August 31, 2013	12.40	.01	1.10	1.11	—	—	—	—	—[e]	13.51	8.95	2,580	2.10	.05	79
August 31, 2012	12.93	.01	(.08)	(.07)	(.04)	(.42)	—	(.46)	—[e]	12.40	(.49)	2,361	2.16	.09	63
August 31, 2011	10.84	(.02)	2.64	2.62	(.08)	(.45)	—	(.53)	—[e]	12.93	24.09	2,147	2.15	(.14)	61

Class C
February 29, 2016**	$8.11	.02	(2.31)	(2.29)	—	—	—	—	—	$5.82	(28.24)*	$5,203	1.01*	.32*	70*
August 31, 2015	16.33	.03	(6.90)	(6.87)	—	(1.30)	(.05)	(1.35)	—	8.11	(43.94)	6,028	2.02	.30	172
August 31, 2014	13.52	(.02)	2.84	2.82	(.01)	—	—	(.01)	—	16.33	20.85	2,381	2.06	(.12)	118
August 31, 2013	12.41	.01	1.10	1.11	—[e]	—	—	—[e]	—[e]	13.52	8.96	1,361	2.10	.07	79
August 31, 2012	12.93	.01	(.07)	(.06)	(.04)	(.42)	—	(.46)	—[e]	12.41	(.45)	995	2.16	.05	63
August 31, 2011	10.85	(.02)	2.64	2.62	(.09)	(.45)	—	(.54)	—[e]	12.93	24.02	991	2.15	(.12)	61

Class M
February 29, 2016**	$8.22	.03	(2.34)	(2.31)	—	—	—	—	—	$5.91	(28.10)*	$141	.88*	.45*	70*
August 31, 2015	16.50	.07	(7.00)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.22	(43.84)	178	1.77	.68	172
August 31, 2014	13.62	.02	2.86	2.88	—	—	—	—	—	16.50	21.15	79	1.81	.16	118
August 31, 2013	12.46	.02	1.14	1.16	—	—	—	—	—[e]	13.62	9.31	80	1.85	.15	79
August 31, 2012	12.99	.03	(.07)	(.04)	(.07)	(.42)	—	(.49)	—[e]	12.46	(.28)	184	1.91	.23	63
August 31, 2011	10.88	.02	2.65	2.67	(.11)	(.45)	—	(.56)	—[e]	12.99	24.40	379	1.90	.12	61

Class R
February 29, 2016**	$8.21	.04	(2.33)	(2.29)	—	—	—	—	—	$5.92	(27.89)*	$1,227	.76*	.55*	70*
August 31, 2015	16.45	.06	(6.95)	(6.89)	—	(1.30)	(.05)	(1.35)	—	8.21	(43.73)	1,724	1.52	.58	172
August 31, 2014	13.63	.06	2.85	2.91	(.09)	—	—	(.09)	—	16.45	21.43	2,440	1.56	.40	118
August 31, 2013	12.51	.06	1.13	1.19	(.07)	—	—	(.07)	—[e]	13.63	9.55	806	1.60	.49	79
August 31, 2012	13.05	.07	(.07)	—	(.12)	(.42)	—	(.54)	—[e]	12.51	.06	725	1.66	.57	63
August 31, 2011	10.94	.09	2.62	2.71	(.15)	(.45)	—	(.60)	—[e]	13.05	24.67	592	1.65	.67	61

Class Y
February 29, 2016**	$8.37	.06	(2.39)	(2.33)	—	—	—	—	—	$6.04	(27.84)*	$3,176	.51*	.89*	70*
August 31, 2015	16.65	.13	(7.06)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.37	(43.42)	2,366	1.02	1.16	172
August 31, 2014	13.76	.14	2.88	3.02	(.13)	—	—	(.13)	—	16.65	22.10	3,128	1.06	.90	118
August 31, 2013	12.62	.14	1.13	1.27	(.13)	—	—	(.13)	—[e]	13.76	10.10	1,362	1.10	1.03	79
August 31, 2012	13.14	.14	(.08)	.06	(.16)	(.42)	—	(.58)	—[e]	12.62	.52	1,211	1.16	1.07	63
August 31, 2011	10.99	.12	2.66	2.78	(.18)	(.45)	—	(.63)	—[e]	13.14	25.22	1,230	1.15	.88	61

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Global Energy Fund	Global Energy Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2016	0.21%

August 31, 2015	0.39

August 31, 2014	0.41

August 31, 2013	0.23

August 31, 2012	0.28

August 31, 2011	0.39

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	Global Energy Fund

Notes to financial statements 2/29/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through February 29, 2016.

Putnam Global Energy Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the energy industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the energy industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies engaged in the exploration, production, development and refinement of conventional and alternative sources of energy. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

Global Energy Fund	29

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

30	Global Energy Fund

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $99,130 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

Global Energy Fund	31

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $27,969,630, resulting in gross unrealized appreciation and depreciation of $482,780 and $4,558,517, respectively, or net unrealized depreciation of $4,075,737.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

32	Global Energy Fund

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $55,666 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$14,248	Class R	1,548

Class B	2,906	Class Y	2,479

Class C	5,738	Total	$27,077

Class M	158

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $44 under the expense offset arrangements and by $2,383 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $17, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Global Energy Fund	33

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$17,296	Class M	575

Class B	14,109	Class R	3,757

Class C	27,844	Total	$63,581

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,511 and $26 from the sale of class A and class M shares, respectively, and received $520 and $18 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$22,608,312	$18,309,773

U.S. government securities (Long-term)	—	—

Total	$22,608,312	$18,309,773

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

34	Global Energy Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	788,026	$5,484,367	1,282,772	$13,638,676

Shares issued in connection with
reinvestment of distributions	—	—	136,173	1,454,323

	788,026	5,484,367	1,418,945	15,092,999

Shares repurchased	(686,996)	(4,640,329)	(549,886)	(5,968,049)

Net increase	101,030	$844,038	869,059	$9,124,950

	Six months ended 2/29/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	81,583	$554,863	261,964	$2,685,733

Shares issued in connection with
reinvestment of distributions	—	—	23,253	243,462

	81,583	554,863	285,217	2,929,195

Shares repurchased	(27,599)	(176,640)	(68,248)	(706,880)

Net increase	53,984	$378,223	216,969	$2,222,315

	Six months ended 2/29/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	215,542	$1,464,178	677,721	$6,946,557

Shares issued in connection with
reinvestment of distributions	—	—	26,942	282,078

	215,542	1,464,178	704,663	7,228,635

Shares repurchased	(65,874)	(474,961)	(106,767)	(1,052,531)

Net increase	149,668	$989,217	597,896	$6,176,104

	Six months ended 2/29/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	3,087	$18,942	24,326	$243,219

Shares issued in connection with
reinvestment of distributions	—	—	400	4,239

	3,087	18,942	24,726	247,458

Shares repurchased	(833)	(5,370)	(7,887)	(78,777)

Net increase	2,254	$13,572	16,839	$168,681

	Six months ended 2/29/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	65,348	$440,337	132,326	$1,416,327

Shares issued in connection with
reinvestment of distributions	—	—	9,069	95,954

	65,348	440,337	141,395	1,512,281

Shares repurchased	(67,901)	(444,489)	(79,875)	(858,825)

Net increase (decrease)	(2,553)	$(4,152)	61,520	$653,456

Global Energy Fund	35

	Six months ended 2/29/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	285,807	$1,840,668	409,997	$4,298,113

Shares issued in connection with
reinvestment of distributions	—	—	21,504	230,952

	285,807	1,840,668	431,501	4,529,065

Shares repurchased	(42,983)	(292,660)	(336,718)	(3,643,007)

Net increase	242,824	$1,548,008	94,783	$886,058

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$721,705	$10,565,218	$10,849,501	$735	$437,422

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the energy sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$22,900,000

Warrants (number of warrants)	51,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Statement		Statement
Derivatives not accounted for	of assets and		of assets and
as hedging instruments under	liabilities		liabilities
ASC 815	location	Fair value	location	Fair value

Foreign exchange contracts	Receivables	$332,567	Payables	$163,307

Equity contracts	Investments	6	Payables	—

Total		$332,573		$163,307

36	Global Energy Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(160,922)	$(160,922)

Total	$(160,922)	$(160,922)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$270,528	$270,528

Equity contracts	—*	—	—

Total	$—	$270,528	$270,528

* Amount represents less than $1.

Global Energy Fund	37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$32,183	$—	$75,127	$53,723	$35,476	$20,354	$11,433	$35,299	$59,406	$9,566	$332,567

Total Assets	$—	$32,183	$—	$75,127	$53,723	$35,476	$20,354	$11,433	$35,299	$59,406	$9,566	$332,567

Liabilities:

Forward currency contracts#	33,288	5,166	1,071	350	—	684	60,582	—	59,842	2,324	—	163,307

Total Liabilities	$33,288	$5,166	$1,071	$350	$—	$684	$60,582	$—	$59,842	$2,324	$—	$163,307

Total Financial and Derivative Net Assets	$(33,288)	$27,017	$(1,071)	$74,777	$53,723	$34,792	$(40,228)	$11,433	$(24,543)	$57,082	$9,566	$169,260

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(33,288)	$27,017	$(1,071)	$74,777	$53,723	$34,792	$(40,228)	$11,433	$(24,543)	$57,082	$9,566

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38	Global Energy Fund	Global Energy Fund	39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

40	Global Energy Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Energy Fund	41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42	Global Energy Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Global Energy Fund	43

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44	Global Energy Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA719
299635 4/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016